Exhibit 10.15

CONFIDENTIAL

CORONADO GLOBAL RESOURCES INC.
2018 EQUITY INCENTIVE PLAN

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT
(RETENTION GRANT)

This Restricted Stock Unit Award Agreement (this “Award Agreement”) evidences an award of restricted stock units (the “RSUs”) by Coronado Global Resources Inc., a Delaware corporation (“Coronado”), under the Coronado Global Resources Inc. 2018 Equity Incentive Plan (as amended, supplemented or modified, from time to time, the “Plan”).  Capitalized terms used but not defined in this Award Agreement have the meanings given to them in the Plan.  A copy of the Plan is attached to this Award Agreement.

Name of Grantee:	(the “Grantee”).

Grant Date:	(the “Grant Date”).

The Grantee does not have to pay anything for the grant of RSUs.

Number of RSUs:

                                             .

Each RSU represents an unfunded, unsecured promise by Coronado to deliver to the Grantee one CDI on the Settlement Date. In accordance with Sections 1.3 and 1.5 of the Plan, in the discretion of the Committee, in lieu of all or any portion of the CDIs otherwise deliverable in respect of the Grantee’s RSUs, the Company may deliver to the Grantee an equivalent value in cash or Shares (or a combination thereof).

Vesting Date:

The RSUs will vest on the earlier of (x) the release of the FY 2020 financial results, which shall be no later than March 31, 2021 and (y) a Change in Control (the “Vesting Date”). Except as provided below, the RSUs will only vest if the Grantee is, and has been, continuously employed by the Company from the Grant Date through the Vesting Date.

Unless the Board determines otherwise, if the Grantee ceases employment with the Company prior to the Vesting Date: (1) in circumstances justifying the Grantee’s termination for Cause or due to the Grantee’s resignation, then the Grantee’s unvested RSUs will lapse and be forfeited for no consideration; and (2) by reason of death, Disability, termination without Cause, Retirement or other circumstances approved by the Board, a pro-rata number of the Grantee’s unvested RSUs based on the number of days worked from the grant date to the date of termination will remain eligible to vest on the Vesting Date. The remainder of the RSUs will lapse and be forfeited for no consideration.

Unless the Board determines otherwise, upon a Change in Control that occurs prior to the Vesting Date, the RSUs will automatically vest in full and be settled. For the avoidance of doubt, the orderly sell down of CDIs or Shares by Coronado Group LLC will not be considered a Change in Control unless it amounts to an event in Section 1.2.11(b) of the Plan.

Settlement Date:

[For U.S. Employees: No later than 30 days after the Vesting Date, Coronado will allocate to the Grantee one CDI, or, at the discretion of the Committee, deliver to the Grantee an amount in cash or Shares (or a combination thereof) with a Fair Market Value equal to the Fair Market Value of a CDI on the settlement date for each vested RSU, in each case subject to applicable withholding tax (the date of such issuance or payment, the “Settlement Date”). If the Board determines to allocate Shares to the Grantee, the number of Shares will be rounded to the nearest whole number of Shares.]

[For Australian Employees: No later than 30 days after the Vesting Date, or such later period nominated by the Grantee prior to the Grant Date which must be no later than 10 years from the Grant Date, Coronado will allocate to the Grantee one CDI or, at the discretion of the Committee, deliver to the Grantee an amount in cash or Shares (or a combination thereof) with a Fair Market Value equal to the Fair Market Value of a CDI on the settlement date for each vested RSU [(subject to applicable withholding tax)] (the date of such issuance or payment, the “Settlement Date”). To nominate a later Settlement Date, the Grantee must complete and return the Notice of Settlement Date Form which is attached at Annex B in accordance with the instructions on that Form. If the Board determines to allocate Shares to the Grantee, the number of Shares will be rounded to the nearest whole number of Shares.]

U.S. Securities Laws Restrictions:

Grantee understands and agrees that any Shares and/or CDIs (including Shares underlying CDIs) issued under this Award will be subject to resale restrictions under U.S. securities laws. These restrictions are set forth in the share legend contained in Annex A hereto. The Company intends to remove these restrictions as soon as practicable and advise Grantee once they have been lifted, but these resale restrictions will last at least one year from the date of the completion of the Company’s initial public offering of CDIs on the Australian Securities Exchange. If you have any questions regarding these restrictions, please contact Rick Rose **.

All Other Terms:	As set forth in the Plan.

The Plan is incorporated herein by reference.  Except as otherwise set forth in the Award Agreement, the Award Agreement and the Plan constitute the entire agreement and understanding of the parties with respect to the RSUs.  In the event that any provision of the Award Agreement is inconsistent with the Plan, the terms of the Award Agreement will control.  By accepting this Award, the Grantee agrees to be subject to the terms and conditions of the Plan.

This Award Agreement may be executed in counterparts, which together will constitute one and the same original.

Any advice given by the Company in connection with this award offer is general advice only and does not take into account your objectives, financial situation and needs.  You should consider obtaining your own financial product advice from an independent person who is licensed by the Australian Securities and Investments Commission to give such advice.

Details of the current market price of CDIs are available on the ASX website, http://www.asx.com.au/.

There are risks involved in acquiring and holding RSUs including: (1) There is no guarantee that any securities in Coronado (including RSUs) will grow in value — they may decline in value.  Stock markets are subject to fluctuations and Coronado’s securities price can rise and fall, depending on the Company’s performance and other internal and external factors; (2) the Board may decide not to pay dividends at the current level, or may decide to cease the payment of dividends; and (3) there are tax implications involved in acquiring and holding securities in Coronado and the tax regime applying to you may change.

IN WITNESS WHEREOF, the parties have caused this Award Agreement to be duly executed and effective as of the Grant Date.

CORONADO GLOBAL RESOURCES INC.

By:
Name:
Title:

Acknowledged and Agreed:

[NAME OF GRANTEE]

ANNEX A

THE SECURITIES REPRESENTED HEREBY AND ANY BENEFICIAL INTERESTS THEREIN HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THE SECURITIES REPRESENTED HEREBY AND ANY BENEFICIAL INTERESTS THEREIN ARE “RESTRICTED SECURITIES” AS DEFINED UNDER RULE 144(a)(3) UNDER THE U.S. SECURITIES ACT.

THE HOLDER HEREOF, BY ACQUIRING THESE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN, AGREES FOR THE BENEFIT OF CORONADO GLOBAL RESOURCES INC. (THE “COMPANY”) THAT THESE SECURITIES AND ANY BENEFICIAL INTERESTS THEREIN MAY BE OFFERED, SOLD, REOFFERED, RESOLD, PLEDGED, DELIVERED, DISTRIBUTED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (I) (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES TO PERSONS THAT ARE NOT, AND ARE NOT ACTING FOR THE ACCOUNT OR BENEFIT OF, “U.S. PERSONS” (AS DEFINED IN RULE 902(k) UNDER THE U.S. SECURITIES ACT) IN AN “OFFSHORE TRANSACTION” (AS DEFINED IN RULE 902(h) UNDER THE U.S. SECURITIES ACT) COMPLYING WITH REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT THAT IS NOT THE RESULT OF ANY “DIRECTED SELLING EFFORTS” (AS DEFINED IN RULE 903(C) UNDER THE U.S. SECURITIES ACT), (C) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, INCLUDING, SO LONG AS THE SECURITIES REPRESENTED HEREBY AND ANY BENEFICIAL INTERESTS THEREIN ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE U.S. SECURITIES ACT (“RULE 144A”), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A)(“QIB”) PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QIBs IN ONE OR MORE TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PURSUANT TO RULE 144A THEREUNDER, OR (D) IN A TRANSACTION REGISTERED UNDER THE U.S. SECURITIES ACT (WHICH IT ACKNOWLEDGES THE COMPANY IS UNDER NO OBLIGATION TO DO EXCEPT AS MAY BE SET FORTH IN ANY REGISTRATION RIGHTS AND SELL-DOWN AGREEMENT THAT HAS OR MAY BE ENTERED INTO AMONG THE COMPANY AND CORONADO GROUP LLC SOLELY FOR THE BENEFIT OF CORONADO GROUP LLC), AND, IN EACH CASE, IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND (II) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTIONS.

PRIOR TO PERMITTING ANY TRANSFER, THE COMPANY MAY REQUEST (X) THAT THE TRANSFEROR AND/OR TRANSFEREE PROVIDE DECLARATIONS AND CERTIFICATIONS TO THE COMPANY AND THE SHARE REGISTRY IN SUCH FORM AS THE COMPANY MAY PRESCRIBE FROM TIME TO TIME, INCLUDING THAT THE TRANSFEREE IS EITHER (I) NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S), IS PURCHASING THESE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN IN A TRANSACTION COMPLYING WITH REGULATION S AND IS NOT HOLDING THE

SECURITIES FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON OR (II) IS A QIB AND IS PURCHASING THESE SECURITIES OR ANY BENEFICIAL INTEREST THEREIN FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QIBs IN ONE OR MORE TRANSACTIONS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PURSUANT TO RULE 144A THEREUNDER (IF AVAILABLE) AND/OR (Y) THAT AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY BE DELIVERED TO THE COMPANY THAT SUCH TRANSFER IS TO BE EFFECTED IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S OR RULE 144A (IF AVAILABLE) UNDER THE U.S. SECURITIES ACT OR IS OTHERWISE EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

BENEFICIAL INTERESTS IN THE SECURITIES REPRESENTED HEREBY MAY BE HELD IN THE FORM OF CHESS DEPOSITARY INTERESTS (“CDIs”).  BY ACQUIRING ANY CDIs OR ANY INTERESTS THEREIN, THE HOLDER THEREOF AGREES FOR THE BENEFIT OF THE COMPANY THAT ANY SUCH CDIs OR INTERESTS THEREIN MAY ONLY BE OFFERED, SOLD, REOFFERED, RESOLD, PLEDGED, DELIVERED, DISTRIBUTED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN ACCORDANCE WITH ANY RESTRICTIONS APPLICABLE TO TRANSFERS OF SUCH CDIs IMPOSED BY THE AUSTRALIAN SECURITIES EXCHANGE OR ANY SUCCESSOR OR REPLACEMENT SECURITIES EXCHANGE (“ASX”).

HEDGING TRANSACTIONS INVOLVING THE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THE HOLDER HEREOF FURTHER AGREES THAT THE SECURITIES REPRESENTED HEREBY AND ANY SHARES TRANSMUTED TO CDIs WILL BE SUBJECT TO A HOLDING LOCK THAT WILL PREVENT THE HOLDER FROM TRANSFERRING SUCH SECURITIES OR CDIs FOR SO LONG AS ANY RESTRICTIONS APPLICABLE TO TRANSFERS OF THE CDIs IMPOSED BY THE ASX REMAIN IN PLACE OR SUCH SECURITIES AND CDIs ARE “RESTRICTED SECURITIES” AS DEFINED UNDER RULE 144(a)(3) UNDER THE U.S. SECURITIES ACT, UNLESS THE COMPANY OTHERWISE DETERMINES TO REMOVE SUCH HOLDING LOCK.

NO AFFILIATE (AS DEFINED IN RULE 405 OF THE U.S. SECURITIES ACT) OF THE COMPANY OR PERSON THAT HAS BEEN, IN THE IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF THE COMPANY MAY PURCHASE, OTHERWISE ACQUIRE OR HOLD THE SECURITIES OR A BENEFICIAL INTEREST THEREIN AND ANY ACQUISITION OF THE SECURITIES EVIDENCED HEREBY OR ANY BENEFICIAL INTEREST THEREIN BY SUCH AN AFFILIATE OR PERSON SHALL BE NULL AND VOID AB INITIO, PROVIDED THAT THE SECURITIES OR A BENEFICIAL INTEREST THEREIN MAY BE ACQUIRED BY SUCH AN AFFILIATE OR PERSON SO LONG AS THE ACQUIRER DOES NOT HOLD THE SECURITY OR A BENEFICIAL INTEREST THEREIN IN THE FORM OF CHESS DEPOSITARY INTERESTS REPRESENTING THE SECURITIES OR, IF SUCH AFFILIATE ACQUIRES ANY CHESS DEPOSITARY INTERESTS REPRESENTING THE SECURITIES IT IMMEDIATELY TRANSMUTES THOSE CHESS

DEPOSITARY INTERESTS INTO SHARES OF COMMON STOCK OF THE COMPANY.

THE HOLDER WILL AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.  AS PROVIDED IN THE BYLAWS OF THE COMPANY, THE COMPANY OR THE SHARE REGISTRAR MAY REFUSE TO REGISTER ANY TRANSFER OF THE SECURITIES OR ANY BENEFICIAL INTERESTS THEREIN NOT MADE IN ACCORDANCE WITH THE RESTRICTIONS ABOVE.

THE FOREGOING RESTRICTIONS SHALL REMAIN IN PLACE UNTIL SUCH TIME AS THE COMPANY DETERMINES IT IS APPROPRIATE TO REMOVE THEM.

BY ITS ACQUISITION HEREOF, OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT IT IS PERMITTED TO ACQUIRE SUCH AN INTEREST AS SET FORTH IN THIS LEGEND AND AGREES TO COMPLY WITH THE FOREGOING RESTRICTIONS.

[DRAFTING NOTE: ANNEX TO BE INSERTED FOR AUSTRALIAN EMPLOYEES ONLY]

ANNEX B

DO NOT USE THIS FORM UNLESS YOU WANT TO VOLUNTARILY
ELECT A LATER SETTLEMENT DATE FOR YOUR RESTRICTED STOCK UNITS

Retention Grant

Coronado Global Resources Inc. (Company)

To be valid, this Notice of Settlement Date Form must be received by the Company no later than 5:00pm (Sydney time) on [Insert date] 2018.  This date is prior to the Grant Date advised to you in your Form of Restricted Stock Unit Award Agreement.  You can return this Notice of Settlement Date Form to the Company by [Insert — e.g. emailing a scanned copy to [Insert email address]

I nominate a Settlement Date of                                       year(s) (up to a maximum of 10 years) from the Grant Date for any CHESS Depository Interests (CDIs), Shares or cash that I am allocated as a result of the vesting of Restricted Stock Units (RSUs) under the Retention Grant.  I acknowledge that the Settlement Date I nominate may not be changed after RSUs are granted to me.

Name

Address

Date

Signature

Notice of Settlement Date Form received after 5:00pm (Sydney Time) on [Insert date] will not be effective.  If your Notice of Settlement Date Form is received after this time, the Settlement Date specified in your Form of Restricted Stock Unit Award Agreement will apply.